Exhibit 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Richard L. Carrión
Richard L. Carrión

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ M. Frances Keeth
M. Frances Keeth

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Karl-Ludwig Kley
Karl-Ludwig Kley

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Lowell C. McAdam
Lowell C. McAdam

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Gregory D. Wasson
Gregory D. Wasson

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Gregory G. Weaver
Gregory G. Weaver

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Anthony T. Skiadas and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Matthew D. Ellis
Matthew D. Ellis

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-172999) (collectively, the “Registration Statement”) relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2017 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Anthony T. Skiadas
Anthony T. Skiadas